SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported) May 18, 2007
                                                           ------------



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                 Delaware                                91-1313292
                 --------                                ----------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 8.01          OTHER EVENTS


On May 18, 2007 the Partnership announced a quarterly distribution of 28 cents per unit, effective for unitholders of record on June 4, 2007 and payable on June 18, 2007. A copy of that press release is attached hereto as Exhibit 99.1.


Item 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
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99.1           Press release of the registrant dated May 18, 2007


SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     POPE RESOURCES, A DELAWARE LIMITED
                                     PARTNERSHIP


DATE: May 18, 2007                   BY:  /s/ Thomas M. Ringo
                                        ----------------------------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc., General
                                     Partner